Exhibit 99.1

Avnet, Inc. Completes the Acquisition of itX Group Limited
Doubles Presence in the Australian IT Solutions Distribution Market

Phoenix, January 3, 2011 - Avnet, Inc. (NYSE:AVT) announced today that it has completed its acquisition of itX Group Limited (itX), a leading Australian value-added distributor of IT software, hardware and services, in an all cash merger valued at AU$77.5 million (USD$79.1 million). itX distributes products and services from the world’s leading IT suppliers including Oracle, IBM, HP, VMware, Apple, Citrix, Red Hat, and Trend Micro. The transaction is expected to be immediately accretive to earnings and supports Avnet’s return on capital goals for acquisitions.

“The addition of itX to our current business will significantly enhance our competitive position in Australia by expanding the portfolio of solutions we can offer,” stated KP Tang, president, Avnet Technology Solutions Asia Pacific. “Their strength in services and software complements Avnet’s expertise in the data centre and will create opportunities for cross selling into the combined customer base.”

With approximately 150 employees, itX has offices in Sydney, Melbourne, Brisbane, Perth, Canberra and Adelaide. For fiscal year ended June 30, 2010, itX generated revenue of approximately AU$159.6million (USD$162.8 million).

Forward Looking Statements
This press release contains certain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements are based on management’s current expectations and are subject to uncertainty and changes in facts and circumstances. The forward-looking statements herein include statements addressing future financial and operating results of Avnet and itX and may include words such as “will,” “anticipate,” “expect,” believe,” and “should,” and other words and terms of similar meaning in connection with any discussions of future operating or financial performance or business prospects. Actual results may vary materially from the expectations contained in the forward-looking statements.

The following factors, among others, could cause actual results to differ materially from those described in the forward-looking statements: the Company’s ability to retain and grow market share and to generate additional cash flow, risks associated with the acquisition itX and the successful integration of itX, any significant and unanticipated sales decline, changes in business conditions and the economy in general, changes in market demand and pricing pressures, any material changes in the allocation of product or product rebates by suppliers, allocations of products by suppliers, other competitive and/or regulatory factors affecting the businesses of Avnet generally.
More detailed information about these and other factors is set forth in Avnet’s filings with the Securities and Exchange Commission, including the Company’s reports on Form 10-K, Form 10-Q and Form 8-K. Avnet is under no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise.

About Avnet

Avnet, Inc. (NYSE:AVT) is one of the largest distributors of electronic components, computer products and embedded technology serving customers in more than 70 countries worldwide. Avnet accelerates its partners’ success by connecting the world’s leading technology suppliers with a broad base of more than 100,000 customers by providing cost-effective, value-added services and solutions. For the fiscal year ended July 3, 2010, Avnet generated revenue of $19.16 billion. For more information, visit www.avnet.com. (AVT—IR)

Visit Avnet’s Investor Relations Website at www.ir.avnet.com or contact us at investorrelations@avnet.com.

For more information, please contact:

Public Relations
Michelle Gorel, +1 480-643-7653
Vice President, Public Relations
michelle.gorel@avnet.com

Investor Relations
Vincent Keenan, +1 480-643-7053
Vice President, Investor Relations
Vincent.keenan@avnet.com

Michael Costigan
Director, Marketing and Business Innovation
Avnet Technology Solutions Asia Pacific
Tel: +61 2 8877 0751
Fax: +61 2 8877 0702
Mobile: +61 408 651 467
Email: Michael.costigan@avnet.com